UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009

AMBASSADORS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-26420	91-1688605

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

2101 4th Avenue, Suite 210, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)
(206) 292-9606
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

EXPLANATORY NOTE
     This Amendment No. 2 to the Current Report on Form 8-K (the “Amended Form 8-K”) is being filed by Ambassadors International, Inc. (the “Company”) solely to correct an error on the date of the Report of Independent Registered Public Accounting Firm (the “Report”) filed as Exhibit 99.2 to Amendment No. 1 to the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 30, 2009. The Report was dated as of October 29, 2009 except for the effects on the consolidated financial statements of i) the discontinued operations and the retrospective application of FSP APB 14-1 to all periods presented and ii) the restatement, all described in Note 1, as to which the dates are September 25, 2009 and October 29, 2009, respectively. The Report should have been dated and is amended by this Amended Form 8-K to reflect the date of April 14, 2009 except for the effects on the consolidated financial statements of i) the discontinued operations and the retrospective application of FSP APB 14-1 to all periods presented and ii) the restatement, all described in Note 1, as to which the dates are September 25, 2009 and October 29, 2009, respectively. This Amended Form 8-K includes as Exhibit 99.2 the Report with the corrected date and the accompanying financial statements of the Company. The Company has also filed as Exhibit 99.1 Management’s Discussion and Analysis of Financial Condition and Results of Operation (“MD&A”) for the periods covered by the Report with this Amended 8-K. MD&A was not affected by this Amended 8-K but the Company is filing MD&A with this Amended 8-K for ease of reference.
     On September 25, 2009 the Company filed a Current Report on Form 8-K with the Commission (the “Original Form 8-K”) solely (i) to show the effects of the adoption of Financial Accounting Standards Board Staff Position APB 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Cash Settlement), on the accounting for its 3.75% Convertible Senior Notes due 2027 and (ii) to reflect the reclassification of Ambassadors Marine Group, LLC (“AMG”) and Cypress Reinsurance, Ltd. (“Cypress”) as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”), in the Company’s historical annual financial information included in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on April 15, 2009. In addition, as disclosed in Footnote 20 to the 2008 Consolidated Financial Statement, subsequent to December 31, 2008 the Company recorded a $14 million impairment related to Majestic America Line assets as of June 30, 2009. During the financial statement close process for the third quarter of fiscal 2009, the Company determined, due to events that occurred during the third quarter that it is necessary to record an additional impairment charge of approximately $4 million related to its Majestic America Line assets and an impairment charge of approximately $28 million related to its Windstar Cruise assets. Amendment No. 1 to the Original Form 8-K amended Items 8.01 and 9.01 of the Original Form 8-K and added disclosure under Items 2.02 and 4.02 to reflect a restatement for the 2008 $7 million loss on disposal related to two Majestic America Line vessels from Other income (expense) to Operating loss from continuing operations and included as exhibits the historical annual financial information and Management’s Discussion and Analysis of Financial Condition and Results of Operation reflecting those changes.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II. Item 7 of the 2008 Form 10-K and Exhibit 99.1 of Item 9.01 of the Original Form 8-K and Amendment No. 1 to the Original Form 8-K).

99.2	Financial Statements and Supplementary Data (superseding Part II. Item 8 of the 2008 Form 10-K and Exhibit 99.2 of Item 9.01 of the Original Form 8-K and Amendment No. 1 to the Original Form 8-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: November 2, 2009	By:	/s/ Arthur A. Rodney
Arthur A. Rodney
Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit
23.1	Consent of Independent Registered Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II. Item 7 of the 2008 Form 10-K and Exhibit 99.1 of Item 9.01 of the Original Form 8-K and Amendment No. 1 to the Original Form 8-K).

99.2	Financial Statements and Supplementary Data (superseding Part II. Item 8 of the 2008 Form 10-K and Exhibit 99.2 of Item 9.01 of the Original Form 8-K and Amendment No. 1 to the Original Form 8-K).